Exhibit 99.1

Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Cal Turner, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of the Dollar General Corporation, and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o The Annual Report on Form 10-K for the fiscal year ended February 1, 2002 of the Dollar General Corporation;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of the Dollar General Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.


/s/ Cal Turner
----------------------                   Subscribed and sworn to
Cal Turner                               before me this 28th day of
                                         August, 2002
August 28, 2002

                                         /s/ V. Ann Baird
                                         ----------------------
                                         Notary Public

                                         My Commission Expires: December 20,2003